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                                                           EXHIBIT 10.41

                             TRADEMARK ASSIGNMENT

       WHEREAS, Tse, Saiget, Watanabe & McClure, Inc., P.S., a Washington Professional Service Corporation, whose address is 7725 N.E. Highway 99, Suite B, Vancouver, Washington 98685, hereinafter referred to as "Tse", has adopted and used the mark GENTLE DENTAL as a trademark for dental services, and is the owner of U.S. Trademark Registration No. 1,214,416 granted October 26, 1982; and

       WHEREAS, Mutual Health Systems, Inc., a Washington Corporation, whose address is 7725 N.E. Highway 99, Suite C, Vancouver, Washington 98685, hereinafter referred to as "Mutual", is desirous of acquiring said mark and said registration, together with the goodwill of the business with which said mark is used and which is symbolized by said mark;

       NOW, THEREFORE, to all whom it may concern, be it known that for and in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, the receipt of which is hereby acknowledged, Tse by these presence does hereby sell, transfer, convey and assign unto Mutual the entire right, title and interest in and to the mark GENTLE DENTAL and said Registration No. 1,214,461, together with the goodwill of the business in connection with which the mark is used and which is symbolized by said mark, said assignment being subject to a license to Daniel L. Maloof set forth in an agreement dated April 19, 1989 which was recorded in the U.S. Patent and Trademark Office at Reel 0652, France 664 on May 11, 1989.

                                       Tse, Saiget, Watanabe &
                                         McClure, Inc., P.S.


Dated:  December 30, 1992              By: /s/ Yui S. Tse
                                          ------------------------------
                                          Yui S. Tse
                                          Chairman of the Board




                                ACKNOWLEDGMENT

STATE OF WASHINGTON     )
                        )  ss:
County of               )

       Before me, a Notary Public for said county, personally appeared said Yui S. Tse, known to me to be the person who executed the foregoing instrument and acknowledged it to be his free act and deed.

       Witness my hand and seal this 30th day of December 1992.



                                             /s/ [illegible]
                                             ----------------------------------
[Seal]                                       Notary Public for Washington
                                             My Commission Expires: 7-1-93